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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             VALUE EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                              ----------------------------------------------
                                                                   AVERAGE
                                                      AVERAGE      ANNUAL
                                                    ANNUAL FIVE     SINCE
                                 YTD     ONE YEAR      YEARS      INCEPTION
                              ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A..........      13.44%     43.57%      20.17%       16.19%
PORTFOLIO--CLASS B..........      13.39      43.25         N/A        27.68
S&P 500 INDEX--CLASS A......      13.95      47.99       22.40        19.16
INDATA EQUITY-MEDIAN
 INDEX--CLASS A.............      12.25      44.14       19.97        17.70
S&P 500 INDEX--CLASS B......      13.95      47.99         N/A        31.68
INDATA EQUITY-MEDIAN
 INDEX--CLASS B.............      12.25      44.14         N/A        28.53

1. The S&P 500 Index and the Indata Equity-Median Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 7% cash and 93% equity based on $544 billion in assets among 1,251 portfolios as of March 31, 1998.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Key aspects of our philosophy are as follows:
    Reversion to mean valuation levels (return to the long-term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

For the three months ended March 31, 1998, the Portfolio had a total return of 13.44% for the Class A shares and 13.39% for the Class B shares compared to a total return of 13.95% for the S&P 500 Index and 12.25% for the Indata Equity-Median Index. For the one year ended March 31, 1998, the Portfolio had a total return of 43.57% for the Class A shares and 43.25% for the Class B shares as compared to a total return of 47.99% for the S&P 500 Index and 44.14% for the Indata Equity-Median Index. For the five year period ended March 31, 1998, the average annual total return of Class A was 20.17% compared to 22.40% for the S&P 500 Index and 19.97% for the Indata Equity-Median Index. From inception on January 31, 1990 through March 31, 1998, the average annual total return of Class A was 16.19% compared to 19.16% for the S&P 500 Index and 17.70% for the Indata Equity-Median Index. From inception on January 2, 1996 through March 31, 1998, the average annual total return of Class B was 27.68% compared to 31.68% for the S&P 500 Index and 28.53% for the Indata Equity-Median Index.

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                  PRICE-EARNINGS       PRICE-BOOK
                                 -----------------  -----------------
VALUE EQUITY PORTFOLIO.........          18.0X               3.7X
S&P 500........................          27.0X               6.0X

A rough beginning to the quarter in early January developed into a surprisingly resilient market and double digit gains. Profit concerns subsided early in the quarter as fourth quarter earnings releases failed to generate any significant surprises. Views on Asia continued to shift during the quarter, subsiding as evidence appeared of a strengthening U.S. economy and employment, and resurfacing as new evidence of earnings pressure appeared. However, even reduced first quarter earnings expectations did not prevent the market from setting new highs. A strong economy, low inflation, low interest rates, favorable liquidity and a reasonable profit outlook beyond the first quarter were the prevailing factors that drove the market.

Large cap stocks continued to outperform small cap stocks and growth outperformed value during the first quarter. The larger cap Russell 1000 returned 13.30% for the quarter compared to the smaller cap Russell 2000 return of 10.11%. The Russell 1000 Value Index increased 11.66% for the quarter compared to the Russell 1000 Growth Index return of 15.01%.

During the quarter, the best performing sectors in the Portfolio were consumer durables, up 24%, retail, also up 24%, and technology, up 19%. Underperforming sectors for the quarter included consumer non-durables, down 6%, capital goods, up 5%, and energy, up 6%. The best performing stocks in the quarter were Banc One, up 29%, Meritor Automotive, JC Penney, and United Technologies, all up 27%. Stocks providing the biggest disappointment included Philip Morris, down 7%, Texas Utilities, down 4%, Atlantic Richfield, down 1%, and Litton Industries, up 0.3%.

Changes made to the Portfolio included increasing the exposure to the consumer durable sector, while decreasing the consumer non-durable exposure. We added to the Borg Warner Automotive and General Motors positions as valuations remained attractive and fundamentals remained intact. In consumer non-durables, we sold the RJR Nabisco position as the tobacco legislative outlook deteriorated in Congress. At the same time, we slightly increased the position in Philip Morris, a less contrarian tobacco name which is financially stronger to weather the coming tobacco battles.

We added to the energy stocks opportunistically after oil prices appeared to bottom and the sector sold off. In the financial services sector, we sold the remaining First of America position, as the merger with National City Corp. neared, and added a position in Allstate which should benefit from improving trends in the insurance claim area. In the chemical sector, we established a new position in Millennium Chemicals. We expect Millennium's highly incentivized management team to eventually exit the lower value commodity businesses and grow the higher margin operations which should drive both earnings growth and valuation. In retail, we sold Wal Mart as the stock performed extremely well, and reached what we felt was fair value.

Within the aircraft and defense sectors, we sold the positions in Gulfstream Aerospace and Lockheed Martin, and established new positions in Northrop Grumman and Thiokol. We established the Northrop Grumman position after their proposed merger with Lockheed Martin appeared to fall apart. Northrop Grumman remains a strong fundamental franchise which, if it remains independent, will benefit as a consolidator of the defense industry. Thiokol has quietly become an industrial conglomerate and is currently benefiting from the upturn in the commercial aircraft sector, stabilization in its defense business and strong capital spending. In the transportation area, we sold American Airlines, while adding to Continental Airlines and establishing a new position in Northwest Airlines. We believe the proposed Continental/Northwest alliance should yield significant long term benefits to both carriers.

Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

Stephen C. Sexauer
PORTFOLIO MANAGER

Philip W. Friedman
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
COMMON STOCKS (97.4%)
 BASIC MATERIALS (7.6%)
         37,700    E.I. du Pont de Nemours & Co.       $ 2,564
         16,900    Georgia-Pac                           1,094
         80,000    Louisiana-Pacific Corp.               1,860
         36,800    Millennium Chemicals, Inc.            1,233
         24,000    Phelps Dodge Corp.                    1,549
                                                       --------
                                                         8,300
                                                       --------
 CAPITAL GOODS (13.2%)
         59,500    Case Corp.                            4,053
         25,200    Northrop Grumman Corp.                2,707
         14,400    Philips Electronics N.V. (New York
                    Shares)                              1,058
         51,200    Thiokol Corp.                         2,474
         44,500    United Technologies Corp.             4,108
                                                       --------
                                                        14,400
                                                       --------
 COMMUNICATION SERVICES (6.6%)
         43,700    AT&T Corp.                            2,868
         26,800    Sprint Corp.                          1,814
         45,800    U.S. WEST Communications Group        2,507
                                                       --------
                                                         7,189
                                                       --------
 CONSUMER CYCLICALS (12.9%)
         27,100    Borg-Warner Automotive, Inc.          1,738
         49,500    General Motors Corp.                  3,338
         29,500    J.C. Penney Co., Inc.                 2,233
         90,866    Meritor Automotive, Inc.              2,413
         73,800    Ogden Corp.                           2,122
         90,000    Woolworth Corp.                       2,250
                                                       --------
                                                        14,094
                                                       --------
 CONSUMER STAPLES (2.6%)
         69,200    Philip Morris Cos., Inc.              2,885
                                                       --------
 ENERGY (9.8%)
         48,600    Ashland, Inc.                         2,752
         31,700    Atlantic Richfield Co.                2,492
         33,700    Mobil Corp.                           2,582
         76,400    USX-Marathon Group                    2,875
                                                       --------
                                                        10,701
                                                       --------
 FINANCIAL (24.5%)
         11,600    Allstate Corp.                        1,067
         36,500    American General Corp.                2,361
         20,930    Banc One Corp.                        1,324

                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
         25,300    BankAmerica Corp.                   $ 2,090
         19,700    BankBoston Corp.                      2,172
         21,100    Bankers Trust (New York) Corp.        2,539
         19,100    Chase Manhattan Corp.                 2,576
         19,400    Fleet Financial Group, Inc.           1,650
         37,000    Lincoln National Corp.                3,140
         31,500    Mellon Bank Corp.                     2,000
         34,400    PNC Bank Corp.                        2,062
         34,475    SLM Holding Corp.                     1,504
         24,500    St. Paul Cos., Inc.                   2,184
                                                       --------
                                                        26,669
                                                       --------
 HEALTH CARE (0.9%)
         22,000    Bausch & Lomb, Inc.                   1,005
                                                       --------
 TECHNOLOGY (8.0%)
         50,600    Harris Corp.                          2,638
         31,700    Litton Industries, Inc.               1,829
         51,100    SABRE Group Holdings, Inc.            1,833
         44,178    Texas Instruments, Inc.               2,391
                                                       --------
                                                         8,691
                                                       --------
 TRANSPORTATION (5.7%)
         70,600    Continental Airlines, Inc., Class
                    B                                    4,152
         15,200    Northwest Airlines Corp., Class A       938
         29,300    Ryder System, Inc.                    1,113
                                                       --------
                                                         6,203
                                                       --------
 UTILITIES (5.6%)
         87,600    NIPSCO Industries, Inc.               2,453
         46,900    Pinnacle West Capital Corp.           2,084
         40,300    Texas Utilities Co.                   1,584
                                                       --------
                                                         6,121
                                                       --------
TOTAL COMMON STOCKS (Cost $82,913)                     106,258
                                                       --------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (2.5%)
 REPURCHASE AGREEMENT (2.5%)
$         2,734    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $2,734,
                    collateralized by U.S. Treasury
                    Notes, 6.250%, due 4/30/01,
                    valued at $2,796 (Cost $2,734)       2,734
                                                       --------

                                                        AMOUNT
                                                        (000)
                                                       --------
TOTAL INVESTMENTS (99.9%) (Cost $85,647)               $108,992
                                                       --------
OTHER ASSETS AND LIABILITIES (0.1%)
  Other Assets                                           5,290
  Liabilities                                           (5,235)
                                                       --------
                                                            55
                                                       --------
NET ASSETS (100%)                                      $109,047
                                                       --------
                                                       --------
CLASS A:
NET ASSETS                                             $106,083
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,866,145 outstanding $.001 par value
  shares (authorized 500,000,000 shares)                 $15.45
                                                       --------
                                                       --------
CLASS B:
NET ASSETS                                               $2,964
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 192,337 outstanding $.001 par value
  shares (authorized 500,000,000 shares)                 $15.41
                                                       --------
                                                       --------